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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2005
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                         1-14896                 11-3027591
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5700


                                      N/A
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement
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     On August 9, 2005, the Registrant entered into an agreement (the
"Agreement") with Blank Rome, LLP ("Blank Rome"), a national law firm, pursuant to which Blank Rome has been engaged to represent the Registrant in connection with all litigation involving the enforcement of the Registrant's United States Patent No. 6,218,930 (the "930 Patent"). The 930 Patent governs the delivery of power over Ethernet cables in order to remotely power network connected devices including, among others, wireless entities, wireless access points, RFID card readers, VOIP telephones and network cameras. Blank Rome has agreed to represent the Registrant with respect to each litigation pertaining to the 930 Patent on a full contingency basis (except for any proceeding before the International Trade Commission). As compensation for its services on a full contingency basis, Blank Rome will receive from the Registrant percentages of Net Consideration (as defined in the Agreement) ranging from 12.5% to 35% received by the Registrant by way of settlement or judgment in connection with each litigation matter. The Registrant has also agreed to compensate Blank Rome in an amount equal to 10% of the Net Consideration received by the Registrant from certain designated parties to be mutually agreed upon by the Registrant and Blank Rome (the "Designated Parties") in the event such Designated Parties enter into license agreements or similar agreements with the Registrant prior to commencement of litigation against such parties. In the event that the 930 Patent is sold by the Registrant during Blank Rome's engagement, Blank Rome will also be compensated based upon varying percentages of sales proceeds or 2 times its standard hourly rates.

     The Agreement may be terminated by either party upon 30 days notice. If the Registrant elects to terminate the Agreement, the Registrant will compensate Blank Rome in an amount equal to 5% of the Net Consideration received by the Registrant from the Designated Parties with whom Blank Rome has not commenced litigation on behalf of the Registrant; provided, that, such parties had substantive licensing or settlement discussions related to the 930 Patent during the term of the Agreement and entered into a license agreement or similar agreement providing for Net Consideration within the 12 month period following termination. In addition, with respect to parties whom Blank Rome commenced litigation against (or defended) on behalf of the Registrant, Blank Rome will receive its pro-rata share of Net Consideration based upon its hourly time charges.

     The above description is only a brief summary of the Agreement. Please see the full text of the Agreement for additional material terms which is filed as
Exhibit 10.1 to this Current Report on Form 8-K.



Item 9.01  Financial Statements and Exhibits
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(c)         Exhibits

Exhibit No.       Description
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10.1              Agreement, dated August 9, 2005, between the Registrant and
                  Blank Rome LLP

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:  August 11, 2005                By: /s/ Corey M. Horowitz
                                          --------------------------------------
                                          Name: Corey M. Horowitz
                                          Title: Chairman & Chief Executive
                                                 Officer


































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                                 EXHIBIT INDEX
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Exhibit No.       Description
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10.1              Agreement, dated August 9, 2005, between the Registrant and
                  Blank Rome LLP































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